Quarterly Holdings Report
for
Fidelity Freedom® Blend 2065 Fund
June 30, 2025
Y65-NPRT1-0825
1.9895828.106
Bond Funds - 6.6%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	24,572	189,450
Fidelity Series Corporate Bond Fund (b)	595	5,582
Fidelity Series Emerging Markets Debt Fund (b)	251,975	2,040,995
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	60,053	577,104
Fidelity Series Floating Rate High Income Fund (b)	41,794	370,294
Fidelity Series Government Bond Index Fund (b)	148	1,361
Fidelity Series High Income Fund (b)	233,727	2,056,794
Fidelity Series International Developed Markets Bond Index Fund (b)	424,476	3,701,433
Fidelity Series Investment Grade Bond Fund (b)	136	1,370
Fidelity Series Investment Grade Securitized Fund (b)	1,160	10,407
Fidelity Series Long-Term Treasury Bond Index Fund (b)	3,183,564	17,127,576
Fidelity Series Real Estate Income Fund (b)	37,002	370,764
TOTAL BOND FUNDS (Cost $27,197,546)		26,453,130

Domestic Equity Funds - 53.3%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	2,416,622	49,951,581
Fidelity Series Commodity Strategy Fund (b)	7,842	712,693
Fidelity Series Large Cap Growth Index Fund (b)	1,194,593	32,146,495
Fidelity Series Large Cap Stock Fund (b)	1,150,280	29,780,756
Fidelity Series Large Cap Value Index Fund (b)	3,493,915	60,270,034
Fidelity Series Small Cap Core Fund (b)	1,154,318	13,459,350
Fidelity Series Small Cap Opportunities Fund (b)	426,356	6,229,057
Fidelity Series Value Discovery Fund (b)	1,334,056	21,571,693
TOTAL DOMESTIC EQUITY FUNDS (Cost $181,212,727)		214,121,659

International Equity Funds - 39.7%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	644,669	11,855,469
Fidelity Series Emerging Markets Fund (b)	976,800	9,973,124
Fidelity Series Emerging Markets Opportunities Fund (b)	1,863,430	39,914,672
Fidelity Series International Growth Fund (b)	1,384,565	27,483,620
Fidelity Series International Index Fund (b)	723,623	10,347,814
Fidelity Series International Small Cap Fund (b)	252,192	5,003,481
Fidelity Series International Value Fund (b)	1,800,832	27,498,702
Fidelity Series Overseas Fund (b)	1,692,371	27,416,415
Fidelity Series Select International Small Cap Fund (b)	22,927	305,385
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $133,404,013)		159,798,682

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (d)	4.25 to 4.26	210,000	209,780
US Treasury Bills 0% 7/17/2025 (d)	4.23 to 4.27	150,000	149,724
US Treasury Bills 0% 7/3/2025 (d)	4.18 to 4.24	110,000	109,974
US Treasury Bills 0% 7/31/2025 (d)	4.23	260,000	259,097
US Treasury Bills 0% 8/14/2025 (d)	4.32	20,000	19,895
US Treasury Bills 0% 8/28/2025 (d)	4.28	170,000	168,815
US Treasury Bills 0% 9/4/2025 (d)	4.29	280,000	277,848
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,195,161)			1,195,133

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $548,386)	4.32	548,276	548,385

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $343,557,833)	402,116,989
NET OTHER ASSETS (LIABILITIES) - 0.0%	(43,366)
NET ASSETS - 100.0%	402,073,623

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	39	Sep 2025	5,229,315	44,788	44,788
ICE MSCI Emerging Markets Index Contracts (United States)	33	Sep 2025	2,035,275	38,777	38,777

TOTAL EQUITY CONTRACTS					83,565

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	46	Sep 2025	5,157,031	105,689	105,689
CBOT US Treasury Long Bond Contracts (United States)	89	Sep 2025	10,262,813	391,594	391,594

TOTAL INTEREST RATE CONTRACTS					497,283

TOTAL PURCHASED					580,848

Sold

Equity Contracts
CME S&P 500 Index Contracts (United States)	26	Sep 2025	8,129,875	(287,427)	(287,427)

TOTAL FUTURES CONTRACTS					293,421
The notional amount of futures purchased as a percentage of Net Assets is 5.7%
The notional amount of futures sold as a percentage of Net Assets is 2.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,195,133.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,210,595	2,120,863	2,783,073	6,452	-	-	548,385	548,276	0.0%
Total	1,210,595	2,120,863	2,783,073	6,452	-	-	548,385

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	164,333	26,474	959	639	-	(398)	189,450	24,572
Fidelity Series Blue Chip Growth Fund	39,597,246	5,093,781	3,136,562	-	(59,461)	8,456,577	49,951,581	2,416,622
Fidelity Series Canada Fund	9,220,194	1,249,147	72,369	-	68	1,458,429	11,855,469	644,669
Fidelity Series Commodity Strategy Fund	650,860	85,369	3,164	-	(18)	(20,354)	712,693	7,842
Fidelity Series Corporate Bond Fund	4,271	23,171	22,150	151	123	168	5,583	595
Fidelity Series Emerging Markets Debt Fund	1,752,113	263,230	8,758	27,871	(67)	34,477	2,040,995	251,975
Fidelity Series Emerging Markets Debt Local Currency Fund	481,111	59,535	2,205	-	31	38,633	577,105	60,053
Fidelity Series Emerging Markets Fund	7,886,325	1,185,824	93,146	-	(370)	994,491	9,973,124	976,800
Fidelity Series Emerging Markets Opportunities Fund	31,564,346	4,481,692	256,977	-	(2,279)	4,127,889	39,914,671	1,863,430
Fidelity Series Floating Rate High Income Fund	320,798	49,980	1,599	6,923	(25)	1,140	370,294	41,794
Fidelity Series Government Bond Index Fund	24,496	83,467	107,129	309	590	(63)	1,361	148
Fidelity Series High Income Fund	1,746,298	261,685	8,564	30,791	(82)	57,456	2,056,793	233,727
Fidelity Series International Developed Markets Bond Index Fund	3,102,662	573,214	16,377	15,186	14	41,920	3,701,433	424,476
Fidelity Series International Growth Fund	21,468,595	3,481,115	108,646	-	(1,130)	2,643,686	27,483,620	1,384,565
Fidelity Series International Index Fund	8,198,842	1,158,478	41,143	-	1,238	1,030,399	10,347,814	723,623
Fidelity Series International Small Cap Fund	4,201,693	277,221	263,753	-	4,632	783,688	5,003,481	252,192
Fidelity Series International Value Fund	22,646,077	2,806,972	867,931	-	19,628	2,893,956	27,498,702	1,800,832
Fidelity Series Investment Grade Bond Fund	19,033	77,997	96,500	322	860	(20)	1,370	136
Fidelity Series Investment Grade Securitized Fund	4,280	22,590	16,545	157	(90)	172	10,407	1,160
Fidelity Series Large Cap Growth Index Fund	25,210,685	3,310,726	1,117,614	43,339	(8,915)	4,751,613	32,146,495	1,194,593
Fidelity Series Large Cap Stock Fund	23,217,727	3,294,420	640,153	-	7,750	3,901,012	29,780,756	1,150,280
Fidelity Series Large Cap Value Index Fund	49,009,413	9,244,902	240,667	-	(5,829)	2,262,214	60,270,033	3,493,915
Fidelity Series Long-Term Treasury Bond Index Fund	14,078,539	3,586,887	221,832	139,822	(7,642)	(308,376)	17,127,576	3,183,564
Fidelity Series Overseas Fund	21,534,939	3,011,070	108,646	-	3,020	2,976,032	27,416,415	1,692,371
Fidelity Series Real Estate Income Fund	323,999	46,906	1,784	5,200	(11)	1,654	370,764	37,002
Fidelity Series Select International Small Cap Fund	58,494	277,740	70,628	-	2,920	36,859	305,385	22,927
Fidelity Series Small Cap Core Fund	11,319,472	1,444,560	257,617	-	(11,052)	963,987	13,459,350	1,154,318
Fidelity Series Small Cap Opportunities Fund	5,032,939	727,568	57,233	-	(3,519)	529,303	6,229,058	426,356
Fidelity Series Value Discovery Fund	17,688,804	3,330,381	86,399	-	(1,849)	640,756	21,571,693	1,334,056
	320,528,584	49,536,102	7,927,050	270,710	(61,465)	38,297,300	400,373,471

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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